                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-12

                      Rockwell Medical Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                                30142 WIXOM ROAD
                             WIXOM, MICHIGAN 48393

                             ---------------------

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company"), on Tuesday, June 4, 2002 at 9:00 a.m. at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan. Your Board of Directors and management look forward to greeting personally those Shareholders who are able to attend.

     The meeting principally concerns one matter of particular interest to the
Shareholders: the election of one director for a three-year term expiring in 2005.

     Your Board of Directors supports this proposal and believes that it is in the best interests of the Company and of the Shareholders, and your Board of Directors recommends a vote "FOR" such proposal. The accompanying Proxy Statement contains additional information and should be reviewed carefully by Shareholders. A copy of the Company's Annual Report for 2001 is also enclosed.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

     Your continued interest and participation in the affairs of the Company are greatly appreciated.

                                           Sincerely,

                                           /s/ Robert L. Chioini

                                           Robert L. Chioini
                                           Chairman
Wixom, Michigan
April 25, 2002

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                             ---------------------

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 4, 2002

                             ---------------------

To the Shareholders of Rockwell Medical Technologies, Inc.:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan, on June 4, 2002, at 9:00 a.m., to consider and take action upon the following matters:

          (1) the election of one director for a term expiring in 2005; and

          (2) the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on April 5, 2002, will be entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     All Shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless at least a majority of the outstanding Common Shares of the Company is represented at the meeting.

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 2001, accompanies this Notice.

                                          By Order of the Board of Directors

                                          /s/ Thomas E. Klema

                                          THOMAS E. KLEMA
                                          Secretary

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                                30142 WIXOM ROAD
                             WIXOM, MICHIGAN 48393

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 2002

                             ---------------------

                                  INTRODUCTION

GENERAL

     The Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan on Monday, June 4, 2002, at 9:00 a.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about April 29, 2002.

     It is important that your shares be represented at the meeting. Whether or not you intend to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. Common Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by the Company's Directors, officers and employees. The Company will reimburse brokers or other nominees for their out-of-pocket expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it any time before it is voted.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  VOTING RIGHTS AND OUTSTANDING SHARES

     Only shareholders of record at the close of business on April 5, 2002 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on the Record Date, the Company had 7,539,668 outstanding Common Shares, no par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 3,769,834 Common Shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  REVOCABILITY OF PROXIES

     A Shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a Shareholder who is given a proxy will not have the effect of revoking it unless such Shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

     Valid proxies in the enclosed form which are returned in time for the Annual Meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as a director of the nominee listed below.

  PRINCIPAL HOLDERS OF THE COMPANY'S VOTING SECURITIES

     The following table sets forth information with respect to persons known to the Company to be the beneficial owners of more than five percent of the outstanding Common Shares:


                                                                        PERCENT OF OUTSTANDING
NAME AND ADDRESS                                 AMOUNT AND NATURE OF   COMMON SHARES
OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP     OWNED(a)
-----------------------------------------------  --------------------   ----------------------
Robert L. Chioini..............................        928,266(b)                12.3(b)
30142 Wixom Road
Wixom, Michigan 48393
Patricia Xirinachs.............................        630,000(c)                 8.4(c)
30142 Wixom Road
Wixom, Michigan 48393
Revocable Trust of Robert S. Brown.............        600,000(d)                 8.0(d)
30142 Wixom Road
Wixom, Michigan 48393

---------------

(a)  Based on 7,539,668 Common Shares outstanding as of the Record Date.

(b) Includes 353,750 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(c) Includes 20,000 Common Shares that Mrs. Xirinachs' husband, Michael J. Xirinachs, has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan and 5,000 Shares which he owns. This information is based on conversations between the Company and Michael J. Xirinachs and information provided by the Company's transfer agent.

(d) This information is based upon conversations with the trustee of the Revocable Trust of Robert S. Brown.

                            I.  ELECTION OF DIRECTOR

     At the Annual Meeting, one Director comprising the Class II Directors is to be elected for a three-year term expiring in 2005. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Company FOR the nominee listed hereinafter, who is presently a Director of the Company, unless contrary instructions are received.

     If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for such nominee as is selected by management. Management has no reason to believe that the nominee is not available or will not serve if elected. The election of such Director will be decided by a plurality of the Common Shares present and entitled to vote at the Annual Meeting.

     The following table sets forth as of the Record Date, the name, age, position with the Company, principal occupation, term of service and beneficial ownership of Common Shares with respect to the nominee for election as a Director, with respect to each Director whose term of office as a Director will continue after this

Annual Meeting, and with respect to each executive officer of the Company named in the Summary Compensation Table below.


                                                           COMMON SHARES
                                                             OF THE
                                                             COMPANY       PERCENTAGE OF
                                      POSITIONS AND        BENEFICIALLY    OUTSTANDING COMMON
                                     OFFICES WITH THE      OWNED AS OF     SHARES OF THE COMPANY
NAME AND YEAR FIRST                 COMPANY AND OTHER      THE RECORD      OWNED AS OF THE         TERM AS DIRECTOR
BECAME A DIRECTOR          AGE    PRINCIPAL OCCUPATIONS      DATE(a)       RECORD DATE(b)          TO EXPIRE
-------------------------  ---   ------------------------  -------------   ---------------------   ----------------
                                         NOMINEE FOR ELECTION AS DIRECTOR
Kenneth L. Holt (2000)...  49    Director and Co-owner of       30,000(d)              *                 2002
                                 Savannah Dialysis
                                 Specialists LLC
                                          DIRECTORS CONTINUING IN OFFICE
Robert L. Chioini
  (1996).................  37    Director, President and       928,266(e)          12.3%                 2003
                                 Chief Executive Officer
                                 of the Company
Ronald D. Boyd (2000)....  39    Director and Executive         30,000(c)              *                 2004
                                 Vice-President Classic
                                 Medical, Inc.
                                             OTHER EXECUTIVE OFFICERS
Thomas E. Klema..........  48    Vice President, Chief         145,754(f)           1.9%
                                 Financial Officer,
                                 Treasurer and Secretary
All directors and all executive officers as a group (4
  persons)...............................................    1,134,020(g)          15.0%

---------------

 *   Less than 1%

(a) All Directors and executive officers named herein have sole voting power and sole investment power with respect to Common Shares beneficially owned, except as otherwise noted below.

(b)  Based on 7,539,668 Common Shares outstanding as of the Record Date.

(c) Includes 30,000 Common Shares that Mr. Boyd has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(d) Includes 30,000 Common Shares that Mr. Holt has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(e) Includes 353,750 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(f) Includes 101,250 Common Shares that Mr. Klema has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(g)  Includes the Common Shares described in notes (c) through (f) above.

OTHER INFORMATION RELATING TO DIRECTORS

     Robert L. Chioini is a founder of the Company, has served as the Chairman of the Board of the Company since March 2000, has served as the President and Chief Executive Officer of the Company since February 1997 and has been a Director of the Company since its formation in October 1996. From January 1996 to February 1997, Mr. Chioini served as Director of Operations of Rockwell Medical Supplies, L.L.C., a company which manufactured hemodialysis concentrates and distributed such concentrates and other hemodialysis products. From January 1995 to January 1996, Mr. Chioini served as President of Rockwell Medical, Inc., a company which manufactured hemodialysis kits and distributed such kits and other hemodialysis products. From 1993 to 1995, Mr. Chioini served as a Regional Sales Manager at Dial Medical of Florida, Inc., currently Gambro Healthcare, Inc. (Gambro Healthcare, Inc. is currently the second largest integrated dialysis provider, manufacturer and distributor of renal care products in the United States). Mr. Chioini is a party to an employment agreement with the Company which expires on March 20, 2003.

     Kenneth L. Holt was elected as a Director of the Company on March 14, 2000. He is a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and has served as the Managing Partner since October 1999. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. From 1986 to 1996, Mr. Holt was also the founder, Co-owner and Managing Partner in five dialysis clinics servicing approximately 350 dialysis patients.

     Ronald D. Boyd was elected as a Director of the Company on March 14, 2000. He is a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and has served as the Executive Vice President of Classic Medical, Inc. since its inception in November 1993. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2001, the Board of Directors held four meetings and took action by written consent in lieu of a meeting four times.

     The Company has an Audit Committee which is presently comprised of Messrs. Holt and Boyd. The Audit Committee's duties include the periodic review of the Company's financial statements and meetings with the Company's independent auditors. The Audit Committee's duties also include recommending to the Board of Directors the conditions, compensation and term of appointment of the independent certified public accountants for the audit of the Company's books and accounts. During 2001, the Audit Committee held two meetings and had informal discussions in lieu of additional meetings. The Board of Directors has adopted a written charter for the audit committee, which was attached as Appendix A to the proxy statement in connection with the Company's 2001 annual meeting. All members of the Audit Committee are "independent" under the rules of the National Association of Securities Dealers currently applicable to the Company.

     The Company does not have a compensation committee or a nominating committee.

                             AUDIT COMMITTEE REPORT

     The following is the report of the Rockwell Medical Technologies, Inc. Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001.

REVIEW WITH MANAGEMENT

     The Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

     The Committee has discussed with Plante & Moran, LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

     The Committee has also received written disclosures and the letter from Plante & Moran, LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Plante & Moran, LLP, their independence.

CONCLUSION

     Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that its audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

                                          Submitted by the Audit Committee
                                          of the Board of Directors

                                          Ronald D. Boyd
                                          Kenneth L. Holt

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  SUMMARY COMPENSATION TABLE

     The following table sets forth, for the years ended December 31, 1999, 2000 and 2001, the compensation awarded to, earned by or paid to Mr. Robert L. Chioini, the Company's Chief Executive Officer, and Thomas E. Klema, the only other executive officer of the Company whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2001. During the years ended December 31, 1999, 2000 and 2001, no other officers earned in excess of $100,000 in total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                       COMPENSATION                  ------------
                                          ---------------------------------------     SECURITIES
                                                                     OTHER ANNUAL     UNDERLYING
NAME AND PRINCIPAL POSITION        YEAR    SALARY        BONUS       COMPENSATION     OPTIONS(#)
---------------------------        ----   --------      --------     ------------    ------------
Robert L. Chioini,...............  2001   $275,000(1)          0       $15,060(3)      249,516
  President and Chief              2000   $257,534(1)   $ 22,500(2)    $15,047(3)            0
  Executive Officer                1999   $150,000(2)   $100,000(2)    $16,282(3)      160,000
Thomas E. Klema,.................  2001   $156,600(4)          0       $ 8,813(3)      142,504
  Vice President and               2000   $146,078(4)          0       $ 7,412(3)            0
  Chief Financial Officer          1999   $102,424(4)   $ 10,000(2)    $12,389(3)       85,000

---------------

(1) On March 20, 2000, the Company entered into a three year employment agreement with Mr. Chioini pursuant to which Mr. Chioini is paid an annual salary of $275,000. Mr. Chioini's salary for 2001 includes the deferral of $71,500 in salary earned but not paid to Mr. Chioini in 2001. Mr. Chioini's salary for 2000 includes the deferral of $33,062 in salary earned but not paid to Mr. Chioini in 2000. The employment agreement calls for salary increases of $25,000 in each succeeding year of the contract. However, these increased have not been put into effect.

(2) The terms of Mr. Chioini's previous employment contract with the Company, that expired in January 2000, remained in effect until Mr. Chioini's new contract went into effect. Under the prior contract, Mr. Chioini was paid a salary of $150,000 with a quarterly bonus of $25,000, which was prorated in the first quarter of 2000. 1999 Bonus represents incentive compensation related to 1999 and paid or accrued in 1999.

(3) Other annual compensation includes executive perquisites for health, life and dental insurance and the Company's car allowance program.

(4) The Company and Mr. Klema entered into a two year employment agreement on January 12, 1999 which has expired. The Company is currently negotiating with Mr. Klema to extend his contract.

  OPTION GRANTS AND RELATED INFORMATION

     Two option grants were granted to Mr. Chioini and Mr. Klema during 2001. On October 2, 2001, the Board granted to Mr. Chioini options to purchase 74,516 Common Shares and granted to Mr. Klema options to purchase 42,504 Common Shares. The exercise price of these options was $.671 per Common Share. Mr. Klema and Mr. Chioini immediately exercised those options and acquired the underlying Common Shares on the grant date. On October 11, 2001, the Board granted to Mr. Chioini options to purchase 175,000 Common Shares and granted to Mr. Klema options to purchase 100,000 Common Shares, the exercise price of the options was $.70.

  AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth information concerning exercises of stock options during the fiscal year ended December 31, 2001 by the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of December 31, 2001.

                          AGGREGATED OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF
                                                                 SECURITIES UNDERLYING   VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                                  AT FISCAL YEAR END      AT FISCAL YEAR END
                                 SHARES ACQUIRED      VALUE          (EXERCISABLE/          (EXERCISABLE/
NAME                             ON EXERCISE(#)    REALIZED($)     UNEXERCISABLE)(#)      UNEXERCISABLE)($)
----                             ---------------   -----------   ---------------------   --------------------
Robert L. Chioini..............      74,516             0           353,750/171,250         30,625/91,875
Thomas E. Klema................      42,504             0            101,250/83,570         17,500/52,500

  COMPENSATION OF DIRECTORS

     The Company's Directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person and $250 for each telephonic Board meeting attended. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings.

     In July 1997, the Board of Directors and shareholders of the Company adopted the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan permits the Board of Directors, among other things, to grant options to purchase Common Shares to Directors of the Company, including Outside Directors. In July 1997, the Board of Directors granted to each of the three Outside Directors options to purchase 20,000 Common Shares at a per share exercise price of $3.00. Upon the election of any new member to the Board of Directors who is an Outside Director, the Board of Directors intends to grant to such member an option to purchase 5,000 Common Shares (or, in the discretion of the Board, up to 20,000 Common Shares) at a per share exercise price equal to the fair market value of a Common Share at the date of grant. Beginning with the first annual meeting of the shareholders of the Company after July 1997, provided that a sufficient number of Common Shares remain available under the Stock Option Plan, on each date on which an annual meeting of the shareholders of the Company is held, the Board of Directors intends to grant to each Outside Director who is then serving on the Board of Directors an option to purchase 5,000 Common Shares. The exercise price of such options will be the fair market value of the Common Shares on the date of grant. The options granted the Outside Directors will generally become fully exercisable on the first anniversary of the date of grant. Such options will expire ten years after the date of grant. If an Outside Director becomes an officer or employee of the Company and continues to serve as a member of the Board of Directors, options granted under the Stock Option Plan will remain exercisable in full. Notwithstanding the foregoing, the Company did not grant such options to Outside Directors in 1998. In April 2000, the Board of Directors granted each of the Outside Directors an option to purchase 20,000 Common Shares at a per share exercise price of $1.875, the fair market value of a Common Share on April 12, 2000. These options vest in two equal annual installments beginning on April 13, 2000. On October 2, 2001, options to purchase 20,000 Common Shares were granted to each director at an exercise price of $.671 per Common Share.

  EMPLOYMENT AGREEMENTS

     Robert L. Chioini. The Company entered into a new employment agreement with Robert L. Chioini on March 20, 2000, pursuant to which Mr. Chioini was employed as the President and Chief Executive Officer of the Company for the period ending March 20, 2003. Under the agreement, Mr. Chioini's base salary was set at $275,000 with annual increases of $25,000. Mr. Chioini's employment agreement contains a three-year non-compete provision and provides that he devote his full-time and attention to the Company's business.

     Thomas E. Klema. The Company entered into an employment agreement with Thomas E. Klema, effective as of January 12, 1999, pursuant to which Mr. Klema is employed as Vice President of Finance, Chief Financial Officer, Treasurer and Secretary of the Company for a period which expired on January 12, 2001. Mr. Klema's base salary is $156,600, which may be increased by the Company Board of Directors. In addition, pursuant to his employment agreement, Mr. Klema was granted the option to purchase 50,000 shares of the Company's Common Shares, vesting in three equal annual installments beginning on January 12, 1999, exercisable at a price per share equal to the average high and low selling price of the Company's Common Shares on each such grant date. Mr. Klema is currently negotiating with the Company on the terms of a new employment agreement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market. Officers, Directors and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the Company's current fiscal year ended December 31, 2001, Kenneth L. Holt and Ronald D. Boyd, Directors of the Company, have not filed any Forms 3, 4 or 5. In addition, Thomas E. Klema, the Chief Financial Officer of the Company, and Robert L. Chioini, a director and the Chief Executive Officer of the Company, each amended their respective Form 5 for 2001 after the due date for filing Form 5 to correct the disclosure of one transaction.

                                 OTHER MATTERS

ANNUAL REPORT

     A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 2001 accompanies this Proxy Statement. The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. The Company will provide, without charge, to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 (as filed with the Securities and Exchange Commission, excluding exhibits for which a reasonable charge shall be imposed). If a person requesting the Annual Report was not a shareholder of record on April 5, 2002, the request must contain a good faith representation that the person making the request was a beneficial owner of Common Shares at the close of business on such date. All such requests should be directed to Thomas E. Klema, Chief Financial Officer and Secretary, Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

RELATIONSHIP WITH INDEPENDENT AUDITOR

     Plante & Moran, LLP is the independent auditor for the Company and its subsidiaries and has reported on the Company's consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. Plante & Moran, LLC has served in this capacity sine December 1998. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed Plante & Moran, LLP as independent auditor for the year ending December 31, 2001. Representatives of Plante & Moran, LLP are expected to be present at the Annual Meeting of the Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives are also expected to be available to respond to appropriate questions.

     Audit Fees. Audit fees paid to Plante & Moran, LLP for the Company's 2001 annual audit and reviews of the unaudited financial statements included in the Company's 2000 quarterly reports on Form 10-QSB, including research and consultations related to accounting and reporting issues, were $63,520.

     Financial Information Systems Design and Implementation Fees. There were no fees paid to Plante & Moran, LLP for financial information systems design and implementation fees.

     All Other Fees. The balance of all other fees paid to Plante & Moran, LLP for the fiscal year 2001 was $15,060 which was for all other non-audit fees, primarily for the preparation of income tax returns. There were no fees paid to Plante & Moran, LLP for technology services.

     Compatibility of Non-Audit Services. There were no technology services provided by Plante & Moran, LLP to the Company for the fiscal year ending December 31, 2001. The Board believes the provision of the other non-audit services by Plante & Moran, LLP is compatible with maintaining Plante & Moran's independence.

     Leased Personnel in Connection with the Audit. There were no leased personnel utilized by Plante & Moran, LLP in connection with the Company's 2001 audit.

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive office at 30142 Wixom Road, Wixom, Michigan 48393 before December 28, 2001 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposal should be sent by certified mail, return receipt requested.

     The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2003 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's Proxy Statement and Proxy related to that meeting, no later than March 31, 2003 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to the Company's Secretary at the Company's principal executive office at 30142 Wixom Road, Wixom, Michigan 48393. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Thomas E. Klema

                                          THOMAS E. KLEMA
                                          Secretary
Wixom, Michigan
April 26, 2002

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       ROCKWELL MEDICAL TECHNOLOGIES, INC.

                                  JUNE 4, 2002









              \/ Please Detach and Mail in the Envelope Provided \/
--------------------------------------------------------------------------------

                                                                        |
  ---   PLEASE MARK YOUR                                                |
A  X    VOTES AS IN THIS                                                |
  ---   EXAMPLE.                                                        ------








                      FOR       WITHHELD
 1. Election of a      [ ]         [ ]            NOMINEE: Kenneth L. Holt       2. In their discretion with respect to any
    Class II                                                                        other matters that may properly come before
    Director                                                                        the meeting.


                                                                                THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
                                                                                IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN.
                                                                                THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
                                                                                FOR THE ELECTION OF THE ONE NOMINEE IF NO
                                                                                INSTRUCTIONS TO THE CONTRARY ARE INDICATED OR IF
                                                                                NO INSTRUCTION IS GIVEN.

                                                                                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                                                                                IN THE ENCLOSED ENVELOPE.












 SIGNATURE(S) _______________________________ DATE _________, 2002 SIGNATURE(S) _________________________ DATE ______________, 2002

 NOTE: (PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, ATTORNEYS, GUARDIANS, TRUSTEES, ETC. SHOULD SO
       INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH.  IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY
       AUTHORIZED OFFICER. IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)



                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
          BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING JUNE 4, 2002
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       ROCKWELL MEDICAL TECHNOLOGIES, INC.


      The undersigned hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares, no par value per share, of the undersigned in Rockwell Medical Technologies, Inc. (the Company) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 4, 2002, and at any and all adjournments thereof.

                                                                   -----------
                         (TO BE SIGNED ON REVERSE SIDE)            SEE REVERSE
                                                                       SIDE
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